UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2015

CORECOMM SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#810 - 789 West Pender Street Vancouver, BC		V6C 1H2
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 722-0041

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 8, 2015, CoreComm Solutions Inc. (the “Company”) entered into a software purchase agreement with Hampshire Capital Limited (“Hampshire”) whereby Hampshire has agreed to sell to the Company its Vgrab software application (the “Vgrab Software”).  In consideration of the Vgrab Software, the Company will issue a total of 22,500,000 common shares of the Company to Hampshire.

On closing of the transaction, Nelson Da Silva, the sole executive officer and a director of the Company, will resign as an executive officer of the Company and Gerald Diakow will resign as a director of the Company.  To fill the vacancies caused by the resignations, Jack P. Skurtys will be appointed as Chief Executive Officer, Chief Financial Officer and a director of the Company.  Mr. Da Silva will remain as a member of the board of directors of the Company.

Concurrent with closing the transaction, the Company plans to change its name to Vgrab Communications Inc. or such other name as mutually agreed to by the parties.

Closing of the transaction is subject to satisfaction of the conditions set forth in the software purchase agreement, of which there is no assurance such conditions will by satisfied.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On January 8, 2015, the Company closed the second and final tranche of its private placement offering that was announced on September 10, 2014, by issuing an additional 500,000 shares of its common stock at a price of USD $0.20 per share for gross proceeds of USD  $100,000. The board of directors of the Company increased the size of the offering from 500,000 shares to 765,000 shares to accommodate the oversubscription. The shares were issued pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). The subscriber represented that it was not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S promulgated under the Act, as amended, and that it was an “accredited investor” as that term is defined under National Instrument 45-106 -Prospectus and Registration Exemptions.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

On January 9, 2015, the Company issued a news release announcing the entry into the Software Purchase Agreement and the closing of the second and final tranche of the private placement offering.  See Items 1.01 and 3.02 above.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description of Exhibit
10.1	Software Purchase Agreement dated January 8, 2015
99.1	News Release dated January 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORECOMM SOLUTIONS INC.

Date: January 14, 2015
By:	/s/ Nelson Da Silva
Nelson Da Silva
Chief Executive Officer, Chief Financial Officer
and President

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